                                 Exhibit 99.3

 Series 1999-1 Monthly Certificateholders' Statement for the month of October
                                     2000

                                                                   Series 1999-1

                     Monthly Certificateholder's Statement
                         Saks Credit Card Master Trust
                                 Series 1999-1

 Pursuant to the Master Pooling and Servicing Agreement dated as of August 21, 1997 (as amended or supplemented, the "Pooling and Servicing Agreement"), as supplemented by the Series 1999-1 Supplement, dated as of July 21, 1999 (the
    "Supplement" and together with the Pooling and Servicing Agreement, the "Agreement") each between Saks Credit Corporation (as successor to Proffitt's
    Credit Corporation) as Transferor, Saks Incorporated (formerly known as Proffitt's, Inc.) as Servicer, and Norwest Bank Minnesota, National Association as Trustee, the Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust.
       The information with respect to Series 1999-1 is set forth below:

     Date of the Certificate                                              November 10, 2000
     Monthly Period ending                                                 October 31, 2000
     Determination Date                                                   November 10, 2000
     Distribution Date                                                    November 15, 2000

-----------------------------------------------------------------------------------------------------------------------------------
                                                            General
===================================================================================================================================
101  Amortization Period                                                                                     No          101
102  Early Amortization Period                                                                               No          102
103  Class A Investor Amount paid in full                                                                    No          103
104  Class B Investor Amount paid in full                                                                    No          104
105  Collateral Interest Amount paid in full                                                                 No          105
106  Saks Incorporated is the Servicer                                                                      Yes          106

-----------------------------------------------------------------------------------------------------------------------------------
                                                            Investor Amount
===================================================================================================================================
                                                                                                      as of the end of
                                                                       as of the end of the             the relevant
                                                                       prior Monthly Period            Monthly Period
                                                                       --------------------            --------------
107  Series 1999-1 Investor Amount                                            $ 378,375,000   107(a)     $ 378,375,000   107(b)
108  Class A Investor Amount                                                  $ 280,000,000   108(a)     $ 280,000,000   108(b)
109  Class B Investor Amount                                                  $  30,275,000   109(a)     $  30,275,000   109(b)
110  Collateral Interest Amount                                               $  68,100,000   110(a)     $  68,100,000   110(b)

111  Series 1999-1 Adjusted Investor Amount                                   $ 378,375,000   111(a)     $ 378,375,000   111(b)
112  Class A Adjusted Investor Amount                                         $ 280,000,000   112(a)     $ 280,000,000   112(b)
113  Principal Account Balance with respect to Class A                                    -   113(a)     $           -   113(b)
114  Class B Adjusted Investor Amount                                         $  30,275,000   114(a)     $  30,275,000   114(b)
115  Principal Account Balance with respect to Class B                        $           -   115(a)     $           -   115(b)
116  Collateral Interest Adjusted Amount                                      $  68,100,000   116(a)     $  68,100,000   116(b)
117  Principal Account Balance with respect to the                            $           -   117(a)     $           -   117(b)
     Collateral Interest

118  Class A Certificate Rate                                                                                  6.84000%  118
119  Class B Certificate Rate                                                                                  7.05000%  119

                                                                                                        as of the end
                                                                   for the relevant Monthly            of the relevant
                                                                            Period                      Monthly Period
                                                                    -----------------------             --------------
120  Series 1999-1 Investor Percentage with respect to                         32.34%         120(a)          32.09%     120(b)
     Finance Charge Receivables
121  Class A                                                                   23.93%         121(a)          23.75%     121(b)
122  Class B                                                                    2.59%         122(a)           2.57%     122(b)
123  Collateral Interest                                                        5.82%         123(a)           5.78%     123(b)

124  Series 1999-1 Investor Percentage with respect to                         32.34%         124(a)          32.09%     124(b)
     Principal Receivables
125  Class A                                                                   23.93%         125(a)          23.75%     125(b)
126  Class B                                                                    2.59%         126(a)           2.57%     126(b)
127  Collateral Interest                                                        5.82%         127(a)           5.78%     127(b)

128  Series 1999-1 Investor Percentage with respect to                         32.34%         128(a)          32.09%     128(b)
     Allocable Amounts
129  Class A                                                                   23.93%         129(a)          23.75%     129(b)
130  Class B                                                                    2.59%         130(a)           2.57%     130(b)
131  Collateral Interest                                                        5.82%         131(a)           5.78%     131(b)

                                                                   Series 1999-1

------------------------------------------------------------------------------------------------------------------------------
                                               Series 1999-1 Investor Distributions
==============================================================================================================================
132  The sum of the daily allocations of collections of Principal Receivables for                      $          -     132
     the relevant Monthly Period
133  Class A distribution of collections of Principal Receivables per $1,000 of                        $          -     133
     original principal amount
134  Class B distribution of collections of Principal Receivables per $1,000 of                        $          -     134
     original principal amount
135  Collateral Interest distribution of collections of                                                $          -     135
     Principal Receivables per $1,000 of original principal amount
136  Class A distribution attributable to interest per $1,000 of original                              $       5.70     136
     principal amount
137  Class B distribution attributable to interest per $1,000 of original                              $       5.88     137
     principal amount
138  Collateral Interest distribution attributable to                                                  $       4.21     138
     interest per $1,000 of original principal amount
139  Monthly Servicing Fee for the next succeeding                                                     $       1.67     139
     Distribution Date per $1,000 of original principal amount

------------------------------------------------------------------------------------------------------------------------------
                                              Collections Allocated to Series 1999-1
==============================================================================================================================

140  Series allocation of collections of Principal Receivables                                         $ 77,712,049     140
141  Class A                                                                                           $ 57,507,429     141
142  Class B                                                                                           $  6,217,991     142
143  Collateral Interest                                                                               $ 13,986,628     143

144  Series allocation of collections of Finance Charge Receivables                                    $  7,416,588     144
145  Class A                                                                                           $  5,488,324     145
146  Class B                                                                                           $    593,425     146
147  Collateral Interest                                                                               $  1,334,839     147

     Available Funds
     ---------------
148  Class A Available Funds                                                                           $  5,488,324     148
149  The amount to be withdrawn from the Reserve Account to be included in                             $          -     149
     Class A Available funds
150  Principal Investment Proceeds to be included in Class A Available Funds                           $          -     150
151  The amount of investment earnings on amounts held in the Reserve Account                          $          -     151
     to be included in Class A Available funds

152  Class B Available Funds                                                                           $    593,425     152
153  The amount to be withdrawn from the Reserve Account to be included in                             $          -     153
     Class B Available funds
154  Principal Investment Proceeds to be included in  Class B Available Funds                          $          -     154

155  Collateral Interest Available Funds                                                               $  1,334,839     155
156  The amount to be withdrawn from the Reserve Account to be included in                             $          -     156
     Collateral Interest Available Funds
157  Principal Investment Proceeds to be included in Collateral Interest Available Funds               $          -     157


------------------------------------------------------------------------------------------------------------------------------
                                                    Application of Collections
==============================================================================================================================

     Class A
     -------
158  Class A Monthly Interest for the related Distribution Date, plus the amount                       $  1,596,000     158
     of any Class A Monthly Interest previously due but not paid plus any additional interest with respect to interest amounts that were due but not paid on a prior Distribution date
159  If Saks Incorporated is no longer the Servicer, an amount equal to Class A                        $          -     159
     Servicing fee for the related Distribution Date
160  Class A Allocable Amount                                                                          $  1,187,259     160
161  An amount to be included in the Excess Spread                                                     $  2,705,065     161

                                                                   Series 1999-1

     Class B
     -------
162  Class B Monthly Interest for the related Distribution Date, plus the amount                            $    177,866     162
     of any Class B Monthly Interest previously due but not paid plus any additional interest with respect to interest amounts that were due but not paid on a prior Distribution date
163  If Saks Incorporated is no longer the Servicer, an amount equal to Class B                             $          -     163
     Servicing fee for the related Distribution Date
164  An amount to be included in the Excess Spread                                                          $    415,559     164

     Collateral Interest
     -------------------
165  If Saks Incorporated is no longer the Servicer, an amount equal to Collateral                          $          -     165
     Interest Servicing fee for the related Distribution Date
166  An amount to be included in the Excess Spread                                                          $  1,334,839     166

167  Available Excess Spread                                                                                $  4,455,463     167
168  Available Shared Excess Finance Charge Collections                                                     $          -     168
169  Total Cash Flow available for Series 1999-1 waterfall                                                  $  4,455,463     169

170  Fund any Class A Required Amount                                                                       $          -     170
171  Class A Investor Charge Offs which have not been previously reimbursed                                 $          -     171
172  Class B Required Amount to the extent attributable to line 162 and line 163                            $          -     172
173  Class B Allocable Amount                                                                               $    128,372     173
174  Excess of the Required Reserve Account Amount over the amount held in                                  $          -     174
     the Reserve Account
175  An amount equal to any unreimbursed reductions of the Class B Investor                                 $          -     175
     Amount, if any, due to: (i) Class B Investor Charge Offs; (ii) Reallocated
     Principal Collections; (iii) reallocations of the Class B Investor Amount to the Class A Investor Amount
176  Collateral Monthly Interest for the related Distribution Date plus Collateral                          $    286,398     176
     Monthly Interest previously due but not paid to holders of the
     Collateral Interest plus additional interest
177  Servicing Fee due for the relevant Monthly Period and not paid above plus any                          $    630,625     177
     amounts previously due but not distributed to the Servicer
178  Collateral Interest Allocable Amount                                                                   $    288,758     178
179  Any unreimbursed reductions of the Collateral Interest Amount, if any, due to:                         $          -     179
     (i) Collateral Interest Charge Offs; (ii) Reallocated Principal Collections;
     (iii) reallocations of the Collateral Interest Amount to the Class A or
     Class B Investor Amount
180  Excess of the Required Spread Account Amount over the available                                        $          -     180
     Spread Account Amount
181  The aggregate of any other amounts, if any, then due to the Collateral                                 $          -     181
     Interest Holder
182  Shared Excess Finance Charge Collections                                                               $  3,121,309     182

--------------------------------------------------------------------------------------------------------------------------------
                                                  Determination of Monthly Principal
================================================================================================================================

183  Available Principal Collections held in the Collection Account                                         $ 77,712,049     183
184  Controlled Deposit Amount for the Monthly Period                                                       $          -     184
185  Deficit Controlled Accumulation Amount                                                                 $          -     185
186  Principal Collections deposited for the Monthly Period                                                 $          -     186

187  Class A Monthly Principal                                                                              $          -     187

188  Class B Monthly Principal (only after payout of Class A or the accumulation                            $          -     188
     of the Class A Investor Amount)
189  Available Principal Collections held in the Collection Account less                                    $ 77,712,049     189
     portion of such Collections applied to Class A Monthly Principal
190  Controlled Deposit Amount less Class A Monthly Principal                                               $          -     190

191  Collateral Interest Monthly Principal (only after payout of Class A and Class B                        $          -     191
     or the accumulation of the Class A and Class B Investor Amount)
192  Available Principal Collections held in the Collection Account less portion of                         $ 77,712,049     192
     such Collections applied to Class A and Class B Monthly Principal
193  Controlled Deposit Amount less Class A and Class B Monthly Principal                                   $          -     193

                                                                   Series 1999-1

--------------------------------------------------------------------------------------------------------------------------------
                                                 Reallocated Principal Collections
================================================================================================================================
194  Reallocated Principal Collections                                                                      $          -     194
195  Collateral Subordinated Principal Collections (to the extent needed to                                 $          -     195
     fund Required Amounts)
196  Class B Subordinated Principal Collections (to the extent needed to fund                               $          -     196
     Required Amounts)

--------------------------------------------------------------------------------------------------------------------------------
                                Investor Default Amounts, Adjustment Amounts, and Allocable Amounts
================================================================================================================================
                                                                                  %                           Amount
                                                                              ---------                    -------------
197  Series 1999-1 Default Amount                                               32.34%      197(a)          $  1,604,389   197(b)
198  Class A Investor Default Amount                                            23.93%      198(b)          $  1,187,259   198(b)
199  Class B Investor Default Amount                                             2.59%      199(b)          $    128,372   199(b)
200  Collateral Interest Default Amount                                          5.82%      200(b)          $    288,758   200(b)

201  Series 1999-1 Adjustment Amount                                                                        $          -     201
202  Class A Adjustment Amount                                                                              $          -     202
203  Class B Adjustment Amount                                                                              $          -     203
204  Collateral Interest Adjustment Amount                                                                  $          -     204

205  Series 1999-1 Allocable Amount                                                                         $  1,604,389     205
206  Class A Allocable Amount                                                                               $  1,187,259     206
207  Class B Allocable Amount                                                                               $    128,372     207
208  Collateral Interest Allocable Amount                                                                   $    288,758     208

--------------------------------------------------------------------------------------------------------------------------------
                                                         Required Amounts
================================================================================================================================

209  Class A Required Amount                                                                                $          -     209
210  Class A Monthly Interest for current Distribution Date                                                 $  1,596,000     210
211  Class A Monthly Interest previously due but not paid                                                   $          -     211
212  Class A Additional Interest for prior Monthly Period or previously due                                 $          -     212
     but not paid
213  Class A Allocable Amount for current Distribution Date                                                 $  1,187,259     213
214  Class A Servicing Fee (if Saks Incorporated is no longer the Servicer)                                 $          -     214

215  Class B Required Amount                                                                                $          -     215
216  Class B Monthly Interest for current Distribution Date                                                 $    177,866     216
217  Class B Monthly Interest previously due but not paid                                                   $          -     217
218  Class B Additional Interest for prior Monthly Period or previously                                     $          -     218
     due but not paid
219  Class B Servicing Fee (if Saks Incorporated is no longer the Servicer)                                 $          -     219
220  Excess of Class B Allocable Amount over funds available to make payments                               $          -     220

221  Collateral Interest Required Amount                                                                    $          -     221
222  Collateral Monthly Interest for current Distribution Date                                              $    286,398     222
223  Collateral Monthly Interest previously due but not paid                                                $          -     223
224  Collateral Interest Additional Interest for prior Monthly Period or previously                         $          -     224
     due but not paid
225  Collateral Servicing Fee (if Saks Incorporated is no longer the Servicer)                              $          -     225
226  Excess of Collateral Interest Allocable Amount over funds available to                                 $          -     226
     make payments

--------------------------------------------------------------------------------------------------------------------------------
                                           Reduction of Investor Amounts
================================================================================================================================
     Class A
     -------
227  Class A Investor Amount reduction                                                                      $          -     227
228  Class A Investor Charge Off                                                                            $          -     228

     Class B
     -------
229  Class B Investor Amount reduction                                                                      $          -     229
230  Class B Investor Charge Off                                                                            $          -     230
231  Reductions of the Class B Investor Amount due to                                                       $          -     231
     Class A Allocable Amount
232  Reallocated Principal Collections applied to Class A                                                   $          -     232

                                                                     Page 4 of 5
1

                                                                   Series 1999-1

     Collateral Interest
     -------------------
233  Collateral Interest Amount reduction                                                                   $          -     233
234  Collateral Interest Charge Off                                                                         $          -     234
235  Reductions of the Collateral Interest Amount due to Class A and Class B                                $          -     235
     Allocable Amounts
236  Reallocated Principal Collections applied to Class A and Class B                                       $          -     236

--------------------------------------------------------------------------------------------------------------------------------
                                                           Servicing Fee
================================================================================================================================

237  Series 1999-1 Servicing Fee                                                                            $    630,625     237
238  Class A Servicing Fee                                                                                  $    466,667     238
239  Class B Servicing Fee                                                                                  $     50,458     239
240  Collateral Interest Servicing Fee                                                                      $    113,500     240

--------------------------------------------------------------------------------------------------------------------------------
                                                          Reserve Account
================================================================================================================================

241  Required Reserve Account Amount ( if applicable)                                                                N/A     241
242  Reserve Account reinvestment rate (if applicable)                                                               N/A     242
243  Reserve Account reinvestment earnings                                                                  $          -     243
244  Reserve Account balance                                                                                $          -     244

245  Accumulation Period Length                                                                                12 months     245

--------------------------------------------------------------------------------------------------------------------------------
                                                           Excess Spread
================================================================================================================================

246  Portfolio Yield for Monthly Period (excluding Shared Excess Finance                                          17.84%     246
     Charge Collections from other Series)
247  Base Rate for Monthly Period                                                                                  8.53%     247
248  Portfolio Yield minus Base Rate for such Monthly Period                                                       9.30%     248
249  Three month average of Portfolio Yield minus Base Rate                                                       10.41%     249

     IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 10th day of November, 2000.

     Saks Incorporated,
      as Servicer

     By /s/ Scott A. Honnold
       ----------------------------------

     Name:  Scott A. Honnold
     Title: Vice President and Treasurer

                                                                     Page 5 of 5